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                            VANGUARD STAR(TM) FUND
                SUPPLEMENT TO THE PROSPECTUS DATED APRIL 28, 2000

On May 22, 2001, a Special Meeting of Shareholders will be held to vote on allowing the Fund's board of trustees to invest in additional underlying Vanguard funds without obtaining future shareholder approval. The reason for the change is to enhance the Fund's flexibility in pursuing its existing investment objective and "fund-of-funds" strategy.

         If shareholders approve the new policy, the trustees plan to add two international funds (Vanguard International Growth Fund and Vanguard International Value Fund) to the stock segment of STAR Fund's investment program. No other additions to STAR Fund's underlying investments are planned at this time.

(C)2001 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                        PS56N 032001